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                                                                    EXHIBIT 99.1
                          CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350
                            AS ADOPTED PURSUANT TO
                              SECTION 906 OF THE
                          SARBANES-OXLEY ACT OF 2002


I, JOHN G. SIMMONDS, the CEO and CFO of TrackPower, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

(1) The Quarterly Report on Form 10-QSB of the Company for the quarterly period ended May 31, 2003, (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchanges Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    By:  /s/ John G. Simmonds
                                         ----------------------
                                         CEO and CFO



                                    Date: July 15, 2003





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